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EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that, to his knowledge, (I) the Form 10-KSB filed by Gateway Financial Holdings, Inc. (the "Issuer") for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (II) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.


                                      GATEWAY FINANCIAL HOLDINGS, INC.


Date:  March 19, 2003             By: /s/ D. Ben Berry
                                      ----------------------------------------
                                      D. Ben Berry
                                      President and Chief Executive Officer



Date:  March 19, 2003             By: /s/ Mark A. Holmes
                                      ----------------------------------------
                                      Mark A. Holmes
                                      Senior Executive Vice President and
                                      Chief Financial Officer